[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) INTERMEDIATE
                     INVESTMENT GRADE
                     BOND FUND

                     ANNUAL REPORT o APRIL 30, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 36 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James J. Calmas]
     James J. Calmas

For the 12 months ended April 30, 2002, Class A shares of the fund provided a total return of 7.47%, Class B shares returned 7.31%, Class C shares returned 7.32%, and Class I shares returned 7.60%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 7.18% return for the fund's benchmark, the Lehman Brothers Intermediate Credit Index (the Lehman Index), which tracks U.S. government or investment-grade credit securities that must be rated investment grade by Moody's Investors Service. The securities must have maturities from one year up to (but not including) 10 years. During the same period, the average intermediate investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.52%.

The fund's primary objective is to seek high current income consistent with prudent risk, and its secondary objective is to protect shareholders' capital. The fund invests in corporate bonds with ratings from "AAA" to "BBB" or in unrated bonds that we consider investment quality. The fund also invests in U.S. Treasury and mortgage- and asset-backed securities, which represent pooled assets such as mortgage loans, car loans, and credit-card receivables. The maturities of bonds in the fund are normally 10 years or less.

During the first half of the period, short- and intermediate-term bonds benefited from the uncertainty revolving around economic weakness and the events of September 11. Short- and intermediate-term bonds generally produced strong returns as bond yields declined. During 2001, the Federal Reserve Board (the Fed) lowered the benchmark fed funds target rate by 4.75%, bringing it to 1.75%. During the second half of the fund's fiscal year, however, rates rose as it became clearer that the economy would not wallow in a prolonged recession. First quarter growth in gross domestic product (GDP) came in at an annual rate of 5.6%, reflecting a strengthening economy. At the same time, parts of the corporate bond sector suffered from concerns about the strength of future profit growth. The Fed held rates steady at the same time that it moved from a bias toward lowering rates to a more neutral stance.

We continued to add to the fund's corporate bond weightings, finding the sector to be particularly attractive and believing that the additional yield corporate bonds offered would help provide competitive returns. The fund's largest exposure in the corporate arena was in the bank and finance areas, as well as utilities. We believe the banks, in particular, were attractive because they held strong capital bases and high credit standards, which insulated them from some of the problems that hurt the overall corporate market. We looked for banks that offered strong liquidity and that were not reliant on the bond market for further financing. Other qualities we looked for were reliable cash flow, high credit quality, and strong balance sheets.

Other sectors that attracted our attention were autos, where we felt we were paid well to take on any risk inherent in investing in these well-run companies. We tended to downplay more cyclical areas, although the fund did have some exposure to paper and forest products. Overall, we looked for high credit quality and shorter maturities.

The telecommunications sector continued to struggle in the face of degradation in long distance, a slowdown in data transmission business, accounting concerns brought on by the Enron debacle, and a more difficult regulatory environment. All of these factors contributed to volatility in the sector, as did the fact that many of the companies carried significant debt. Another holding that declined in this area was Sprint. We maintained our investments in these companies because we felt they had sufficient liquidity to withstand these short-term difficulties. Other telecom investments included AT&T Wireless and BellSouth, which offered steady cash flows. Time Warner also struggled due to concerns related to doubts about growth in the company's Internet business, but we still owned the position due to our long-term faith in the company's prospects.

Looking into the second half of the year, we believe the Fed will start to raise short-term interest rates by the end of the third quarter, provided that economic growth continues its upward trend and if inflation remains under control. For the time being, however, the Fed seems willing to accommodate stronger growth to ensure that we emerge from recession. When rates rise, we believe they will do so gradually, not in any large jumps. The yield differential between money market rates on the one hand and two-to five-year Treasuries on the other is currently wide by historical standards. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

Note to Shareholders: Prior to March 1, 2002, MFS(R) Intermediate Investment Grade Bond Fund was available only to MFS employees and had limited assets.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998.

   HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME
                            AS THE INVESTMENT ADVISER BELIEVES IS CONSISTENT WITH PRUDENT INVESTMENT RISK. THE FUND'S SECONDARY OBJECTIVE IS TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    JANUARY 4, 1999

  CLASS INCEPTION:          CLASS A  JANUARY 4, 1999
                            CLASS B  MARCH 1, 2002
                            CLASS C  MARCH 1, 2002
                            CLASS I  JANUARY 4, 1999

  SIZE:                     $2.6 MILLION NET ASSETS AS OF APRIL 30, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 2002. Index information is from January 1, 1999.)

                               MFS Intermediate       Lehman Brothers
                            Investment Grade Bond      Intermediate
                               Fund - Class A          Credit Index
          "1/99"                  $ 9,525                $10,000
          "4/99"                    9,567                 10,012
          "4/00"                    9,722                 10,166
          "4/01"                   10,950                 11,399
          "4/02"                   11,767                 12,217

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                       +7.47%      +23.01%      +23.54%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                   +7.47%      + 7.15%      + 6.56%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                   +2.36%      + 5.42%      + 5.01%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                       +7.31%      +22.83%      +23.37%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                   +7.31%      + 7.10%      + 6.51%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                   +3.31%      + 6.22%      + 5.73%
-----------------------------------------------------------------------------------------------------

CLASS C
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                       +7.32%      +22.84%      +23.37%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                   +7.32%      + 7.10%      + 6.51%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                   +6.32%      + 7.10%      + 6.51%
-----------------------------------------------------------------------------------------------------

CLASS I
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                            +7.60%      +23.16%      +23.57%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)                        +7.60%      + 7.19%      + 6.57%
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
COMPARATIVE INDICES(+)
                                                                     1 Year      3 Years        Life*
-----------------------------------------------------------------------------------------------------
Average intermediate investment grade debt fund+                     +6.52%      + 5.93%      + 5.26%
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Lehman Brothers Intermediate Credit Index#                           +7.18%      + 6.86%      + 6.19%
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  * For the period from the commencement of the fund's investment operations, January 4, 1999, through
    April 30, 2002. Index information is from January 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B and C share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

PORTFOLIO STRUCTURE

                High Grade Corporates                   47.2%
                U.S. Treasuries                         26.2%
                Asset Backed                            12.2%
                International                            5.1%
                Mortgage Backed                          5.0%
                Cash                                     2.0%
                Emerging Markets                         1.7%
                Government Agency                        0.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2002

Bonds - 96.1%
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                                                                 PRINCIPAL AMOUNT
ISSUER                                                              (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 84.7%
  Advertising & Broadcasting - 1.0%
    Clear Channel Communications, Inc., 7.25s, 2003                         $  15             $   15,408
    Clear Channel Communications, Inc., 7.875s, 2005                           10                 10,408
                                                                                              ----------
                                                                                              $   25,816
--------------------------------------------------------------------------------------------------------
  Aerospace & Defense - 0.9%
    Northrop Grumman Corp., 7s, 2006                                        $   5             $    5,205
    Raytheon Co., 5.7s, 2003                                                    9                  9,221
    Raytheon Co., 6.45s, 2002                                                  10                 10,091
                                                                                              ----------
                                                                                              $   24,517
--------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019             $   4             $    4,304
--------------------------------------------------------------------------------------------------------
  Automotive - 4.3%
    DaimlerChrysler NA Holding Corp., 7.125s, 2003                          $  10             $   10,319
    Ford Motor Credit Co., 6.875s, 2006                                        43                 43,518
    General Motors Acceptance Corp., 6.125s, 2006                              30                 30,331
    General Motors Acceptance Corp., 7.25s, 2011                                8                  8,222
    General Motors Acceptance Corp., 7.625s, 2004                               5                  5,281
    TRW, Inc., 6.625s, 2004                                                    15                 15,352
                                                                                              ----------
                                                                                              $  113,023
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.6%
    Associates Corp. North America, 5.8s, 2004                              $  10             $   10,393
    BankAmerica Corp., 9.2s, 2003                                              10                 10,627
    Citigroup, Inc., 7.25s, 2010                                               15                 16,032
    Dime Bancorp, Inc., 9s, 2002                                               24                 24,869
    FleetBoston Financial Corp., 7.25s, 2005                                   20                 21,445
    Wells Fargo Co., 7.2s, 2003                                                10                 10,394
                                                                                              ----------
                                                                                              $   93,760
--------------------------------------------------------------------------------------------------------
  Brokerage - 0.4%
    Credit Suisse First Boston USA, Inc., 5.875s, 2006                      $  10             $   10,118
--------------------------------------------------------------------------------------------------------
  Building - 0.6%
    CRH America, Inc., 6.95s, 2012                                          $  15             $   15,455
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    General Electric Capital Corp., 7.5s, 2005                              $  15             $   16,220
--------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.2%
    Cendant Corp., 6.875s, 2006                                             $   5             $    4,929
--------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 11.8%
    Americredit Automobile Receivable Trust, 5.37s, 2008                    $  15             $   15,416
    California Infrastructure SDG&E-1, 6.19s, 2005                             10                 10,237
    Capital One Auto Finance Trust, 4.79s, 2009                                20                 20,169
    CIT Home Equity Loan Trust, 4.57s, 2023                                    25                 25,212
    Citibank Credit Card Master Trust I, 5.5s, 2006                            25                 25,617
    CNH Equipment Trust, 2.09s, 2006                                           30                 30,124
    Commercial Mortgage Acceptance Corp., 6.04s, 2030                          30                 30,346
    DaimlerChrysler Auto Trust, 4.21s, 2005                                    10                 10,149
    Discover Card Master Trust I, 5.85s, 2006                                  20                 20,562
    DLJ Commercial Mortgage Corp., 7.545s, 2031 (Interest Only)               100                  2,381
    GE Capital Mortgage Services, Inc., 6.035s, 2020                            6                  6,092
    GMAC Commercial Mortgage Security, Inc., 6.175s, 2033                      10                 10,297
    GS Mortgage Securities Corp. II, 6.06s, 2030                                7                  7,278
    Morgan (JP) Commercial Mortgage Finance Corp., 8.212s, 2010                25                 27,035
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s, 2030                 5                  5,249
    Providian Master Trust, 6.25s, 2007                                        20                 20,269
    PSE&G Transition Funding LLC, 5.74s, 2007                                  15                 15,556
    Residential Asset Security Corp., 7.735s, 2025                             15                 15,448
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                           10                 10,186
                                                                                              ----------
                                                                                              $  307,623
--------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.6%
    Anadarko Finance Co., 6.75s, 2011                                       $  10             $   10,245
    Seagull Energy Corp., 7.875s, 2003                                          5                  5,182
                                                                                              ----------
                                                                                              $   15,427
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    Countrywide Home Loans, Inc., 6.85s, 2004                               $  28             $   29,500
    Household Finance Corp., 8s, 2005                                          20                 21,378
                                                                                              ----------
                                                                                              $   50,878
--------------------------------------------------------------------------------------------------------
  Financial Services - 2.2%
    Lehman Brothers Holdings, Inc., 6.25s, 2003                             $  18             $   18,505
    Morgan Stanley Group, Inc., 5.8s, 2007                                     15                 15,121
    Morgan Stanley Group, Inc., 6.01s, 2030                                     7                  7,651
    Morgan Stanley Group, Inc., 7.125s, 2003                                   15                 15,467
                                                                                              ----------
                                                                                              $   56,744
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.1%
    Coca Cola Bottling Co., 6.375s, 2009                                    $  10             $    9,960
    Coors Brewing Co., 6.375s, 2012                                            10                  9,960
    Dole Foods, Inc., 7.25s, 2009##                                            10                  9,950
    Kellogg Co., 6s, 2006                                                       5                  5,145
    Kraft Foods, Inc., 4.625s, 2006                                             5                  4,908
    Tyson Foods, Inc., 6.625s, 2004##                                          15                 15,471
                                                                                              ----------
                                                                                              $   55,394
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.5%
    Meadwestvaco Corp., 6.85s, 2012                                         $  15             $   15,248
    Weyerhaeuser Co., 6.75s, 2012##                                            25                 25,221
                                                                                              ----------
                                                                                              $   40,469
--------------------------------------------------------------------------------------------------------
  Gaming - 0.3%
    Harrahs Operating, Inc., 7.125s, 2007                                   $   5             $    5,158
    MGM Mirage, Inc., 8.5s, 2010                                                3                  3,194
                                                                                              ----------
                                                                                              $    8,352
--------------------------------------------------------------------------------------------------------
  Healthcare - 1.7%
    HCA Healthcare Co., 7.125s, 2006                                        $  10             $   10,360
    HCA, Inc., 6.95s, 2012                                                     10                 10,026
    Healthsouth Corp., 6.875s, 2005                                            15                 14,869
    Tenet Healthcare Corp., 5.375s, 2006                                       10                  9,851
                                                                                              ----------
                                                                                              $   45,106
--------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.6%
    St. Paul Cos., Inc., 5.75s, 2007                                        $  15             $   15,117
--------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Ingersoll Rand Co., 5.75s, 2003                                         $  15             $   15,300
--------------------------------------------------------------------------------------------------------
  Media - 1.2%
    News America Holdings, Inc., 8.5s, 2025                                 $  10             $   10,786
    Viacom, Inc., 7.75s, 2005                                                  20                 21,321
                                                                                              ----------
                                                                                              $   32,107
--------------------------------------------------------------------------------------------------------
  Media - Cable - 2.6%
    Comcast Cable Commerce, Inc., 6.875s, 2009                              $  10             $    9,755
    Comcast Cable Communications, Inc., 6.75s, 2011                             4                  3,823
    Time Warner Entertainment Co. LP, 9.625s, 2002                             25                 25,000
    Time Warner, Inc., 7.975s, 2004                                            28                 29,435
                                                                                              ----------
                                                                                              $   68,013
--------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.2%
    Kinder Morgan Energy Partners, LP, 6.75s, 2011                          $  15             $   15,151
    Kinder Morgan Energy Partners, LP, 8s, 2005                                15                 15,997
                                                                                              ----------
                                                                                              $   31,148
--------------------------------------------------------------------------------------------------------
  Oils - 1.6%
    Amerada Hess Corp., 6.65s, 2011                                         $  16             $   16,133
    Conoco Funding Co., 5.45s, 2006                                            10                 10,065
    Valero Energy Corp., 6.875s, 2012                                          15                 15,107
                                                                                              ----------
                                                                                              $   41,305
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.6%
    Wyeth Corp., 5.875s, 2004                                               $  15             $   15,624
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.7%
    Waste Management, Inc., 7.375s, 2010                                    $  17             $   17,344
--------------------------------------------------------------------------------------------------------
  Real Estate - 0.4%
    Debartolo (Simon) Group L P, 6.75s, 2004                                $  10             $   10,153
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.8%
    Bellsouth Corp., 5s, 2006                                               $  10             $    9,937
    Citizens Communications Co., 8.5s, 2006                                     8                  8,410
    GTE Corp., 9.1s, 2003                                                      17                 17,894
    Sprint Capital Corp., 5.7s, 2003                                           15                 14,365
    Sprint Capital Corp., 7.125s, 2006                                         10                  9,716
    Telecomunica De Puerto Rico, 6.15s, 2002                                   13                 13,010
                                                                                              ----------
                                                                                              $   73,332
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.4%
    AT&T Wireless Services, Inc., 7.35s, 2006                               $  10             $    9,978
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 5.6%
    AID to Israel, 6.6s, 2008                                               $  15             $   16,015
    FHLMC, 5s, 2021                                                             9                  9,104
    FHLMC, 5.5s, 2014                                                          12                 12,287
    FHLMC, 6s, 2017                                                            50                 50,815
    FNMA, 5.722s, 2009                                                         30                 30,455
    FNMA, 7s, 2015                                                             14                 14,471
    FNMA, 7.5s, 2015                                                           12                 12,757
                                                                                              ----------
                                                                                              $  145,904
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 25.4%
    U.S. Treasury Bonds, 11.875s, 2003                                      $ 200             $  226,968
    U.S. Treasury Notes, 3.5s, 2006                                            90                 86,653
    U.S. Treasury Notes, 4.875s, 2012                                         332                326,346
    U.S. Treasury Notes, 5s, 2011                                              21                 20,833
    U.S. Treasury Notes, 6.125s, 2007                                           5                  5,351
                                                                                              ----------
                                                                                              $  666,151
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 7.1%
    Allegheny Energy, Inc., 7.75s, 2005                                     $  13             $   13,484
    Allegheny Energy Supply Co. LLC, 7.8s, 2011                                 6                  5,971
    Baltimore Gas & Electric Co., 6.75s, 2002                                  13                 13,298
    Dominion Resources, Inc., 7.6s, 2003                                       20                 20,826
    Dominion Resources, Inc., 8.125s, 2010                                     15                 16,500
    Entergy Mississippi, Inc., 6.2s, 2004                                      10                 10,253
    Firstenergy Corp., 6.45s, 2011                                             17                 15,932
    Narragansett Electric Co., 7.83s, 2002                                      2                  2,013
    Niagara Mohawk Power Corp., 5.375s, 2004                                    5                  5,033
    Nisource Finance Corp., 5.75s, 2003                                        15                 14,844
    Nisource Finance Corp., 7.875s, 2010                                        6                  6,047
    Northwestern Corp., 7.875s, 2007##                                          6                  6,051
    Progress Energy, Inc., 6.05s, 2007                                         15                 15,140
    PSE&G Power LLC, 7.75s, 2011                                               25                 26,327
    Wisconsin Energy Corp., 5.875s, 2006                                       15                 15,214
                                                                                              ----------
                                                                                              $  186,933
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                              $2,216,544
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 11.4%
  Canada - 2.3%
    Government of Canada, 5.25s, 2008                                       $  12             $   12,099
    Hydro Quebec, 6.3s, 2011                                                   15                 15,409
    Province of Ontario, 7.375s, 2003                                          20                 20,697
    Province of Quebec, 8.8s, 2003                                             11                 11,635
                                                                                              ----------
                                                                                              $   59,840
--------------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Enersis S.A., 6.6s, 2026 (Utilities - Electric)                         $   6             $    6,055
--------------------------------------------------------------------------------------------------------
  France - 2.0%
    Natexis AMBS Co. LLC, 8.44s to 2008, 6.019s to 2049
      (Banks & Credit Cos.)##                                               $  15             $   16,287
    Socgen Real Estate Co., 7.64s to 2007, 9.322s to 2049
      (Banks & Credit Cos.)##                                                  20                 20,892
    France Telecom S.A., 7.2s, 2006 (Telecommunications)                       15                 15,263
                                                                                              ----------
                                                                                              $   52,442
--------------------------------------------------------------------------------------------------------
  Germany - 1.8%
    KFW International Finance, Inc., 4.25s, 2005 (Financial
      Institutions)                                                         $  25             $   25,105
    KFW International Finance, Inc., 9.4s, 2004 (Financial
      Institutions)                                                             5                  5,540
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks &
      Credit Cos.)                                                             15                 16,188
                                                                                              ----------
                                                                                              $   46,833
--------------------------------------------------------------------------------------------------------
  Italy - 1.0%
    Republic of Italy, 4.625s, 2005                                         $  25             $   25,250
--------------------------------------------------------------------------------------------------------
  Mexico - 0.8%
    Pemex Project Funding Master Trust, 9.125s, 2010 (Oils)                 $  10             $   10,970
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                         10                 11,050
                                                                                              ----------
                                                                                              $   22,020
--------------------------------------------------------------------------------------------------------
  Singapore - 1.1%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##         $  15             $   15,451
    Singapore Telecommunications, 6.375s, 2011 (Telecommunications)##          14                 13,925
                                                                                              ----------
                                                                                              $   29,376
--------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Export-Import Bank Korea, 7.1s, 2007 (Banks & Credit Cos.)              $   5             $    5,335
--------------------------------------------------------------------------------------------------------
  Tunisia - 0.4%
    Banque Centrale De Tunisie, 7.375s, 2012 (Banks & Credit Cos.)          $  10             $    9,875
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.6%
    British Telecom PLC, 3.295s, 2003 (Telecommunications)                  $  14             $   14,024
    Hanson PLC, 7.875s, 2010 (Building Materials)                              15                 16,371
    Royal Bank Scotland, 8.817s, 2049 (Banks & Credit Cos.)                    10                 10,857
                                                                                              ----------
                                                                                              $   41,252
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                           $  298,278
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,487,526)                                                     $2,514,822
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.9%
--------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 5/01/02, at
      Amortized Cost                                                        $  50             $   50,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,537,526)                                               $2,564,822

Other Assets, Less Liabilities - 2.0%                                                             53,094
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                           $2,617,916
--------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
APRIL 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,537,526)                $2,564,822
  Cash                                                                   16,500
  Receivable for fund shares sold                                        10,503
  Receivable for investments sold                                        41,256
  Interest and dividends receivable                                      41,500
  Other assets                                                            1,046
                                                                     ----------
      Total assets                                                   $2,675,627
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $   44,504
  Distribution payable                                                   11,932
  Payable to affiliates -
    Management fee                                                           25
    Shareholder servicing agent fee                                           7
    Distribution and service fee                                             12
    Administrative fee                                                        1
  Accrued expenses and other liabilities                                  1,230
                                                                     ----------
      Total liabilities                                              $   57,711
                                                                     ----------
Net assets                                                           $2,617,916
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $2,630,082
  Unrealized appreciation on investments                                 27,296
  Accumulated net realized loss on investments and foreign
    currency transactions                                               (37,971)
  Accumulated distributions in excess of net investment
    income                                                               (1,491)
                                                                     ----------
      Total                                                          $2,617,916
                                                                     ==========
Shares of beneficial interest outstanding                              263,841
                                                                       =======
Class A shares:
  Net asset value per share
    (net  assets of $1,390,512 / 140,117 shares of beneficial
     interest outstanding)                                              $ 9.92
                                                                        ======
  Offering  price  per  share (100 / 95.25 of net asset value
     per share)                                                         $10.41
                                                                        ======
Class B shares:
  Net asset value per share
    (net  assets  of  $234,064  / 23,595 shares of beneficial
     interest outstanding)                                              $ 9.92
                                                                        ======
Class C shares:
  Net asset value per share
    (net assets of $13,370 / 1,348 shares of beneficial
     interest outstanding)                                              $ 9.92
                                                                        ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $979,970 / 98,781 shares of beneficial
     interest outstanding)                                              $ 9.92
                                                                        ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $   84,214
                                                                     ----------
  Expenses -
    Management fee                                                   $    6,980
    Shareholder servicing agent fee                                       1,396
    Distribution and service fee (Class A)                                  763
    Distribution and service fee (Class B)                                  176
    Distribution and service fee (Class C)                                   16
    Administrative fee                                                      166
    Auditing fees                                                        25,746
    Registration fees                                                    55,750
    Custodian fees                                                        2,401
    Printing                                                             16,936
    Legal fees                                                           14,512
    Postage                                                                  70
    Miscellaneous                                                         3,132
                                                                     ----------
      Total expenses                                                 $  128,044
    Fees paid indirectly                                                   (398)
    Reduction of expenses by investment adviser and distributor        (124,751)
                                                                     ----------
      Net expenses                                                   $    2,895
                                                                     ----------
        Net investment income                                        $   81,319
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $   (8,055)
    Futures contracts                                                     4,653
                                                                     ----------
      Net realized loss on investments                               $   (3,402)
                                                                     ----------
  Change in unrealized appreciation -
    Investments                                                      $   11,585
                                                                     ----------
        Net realized and unrealized gain on investments              $    8,183
                                                                     ----------
          Increase in net assets from operations                     $   89,502
                                                                     ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                       2002                     2001
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                              $   81,319               $   75,936
  Net realized gain (loss) on investments                                (3,402)                  10,002
  Net unrealized gain on investments                                     11,585                   43,181
                                                                     ----------               ----------
    Increase in net assets from operations                           $   89,502               $  129,119
                                                                     ----------               ----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $  (24,346)              $  (60,843)
  From net investment income (Class B)                                     (804)                    --
  From net investment income (Class C)                                      (77)                    --
  From net investment income (Class I)                                  (56,603)                 (15,001)
  In excess of net investment income (Class A)                           (2,622)                    --
  In excess of net investment income (Class B)                              (87)                    --
  In excess of net investment income (Class C)                               (8)                    --
  In excess of net investment income (Class I)                           (6,098)                    --
                                                                     ----------               ----------
    Total distributions declared to shareholders                     $  (90,645)              $  (75,844)
                                                                     ----------               ----------
Net increase in net assets from fund share transactions              $1,468,299               $   75,829
                                                                     ----------               ----------
    Total increase in net assets                                     $1,467,156               $  129,104
Net assets:
  At beginning of year                                                1,150,760                1,021,656
                                                                     ----------               ----------
  At end of year (including distributions in excess of net
    investment income and accumulated undistributed net
    investment income of $(1,491) and $511, respectively)            $2,617,916               $1,150,760
                                                                     ==========               ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED APRIL 30,                        PERIOD ENDED
                                                   --------------------------------------------------            APRIL 30,
                                                           2002               2001               2000                1999*
--------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 9.85             $ 9.38             $ 9.88               $10.00
                                                         ------             ------             ------               ------
Income from investment operations#(S)(S) -
  Net investment income(S)                               $ 0.49             $ 0.67             $ 0.64               $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.23               0.48              (0.49)               (0.14)
                                                         ------             ------             ------               ------
      Total from investment operations                   $ 0.72             $ 1.15             $ 0.15               $ 0.04
                                                         ------             ------             ------               ------
Less distributions declared to shareholders -
  From net investment income                             $(0.59)            $(0.68)            $(0.65)              $(0.16)
  In excess of net investment income                      (0.06)              --                 --                   --
                                                         ------             ------             ------               ------
      Total distributions declared to
        shareholders                                     $(0.65)            $(0.68)            $(0.65)              $(0.16)
                                                         ------             ------             ------               ------
Net asset value - end of period                          $ 9.92             $ 9.85             $ 9.38               $ 9.88
                                                         ======             ======             ======               ======
Total return(+)                                            7.47%             12.63%              1.62%                0.44%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                               0.41%              0.03%              0.04%                0.27%+
  Net investment income(S)(S)                              5.62%              7.02%              6.69%                5.53%+
Portfolio turnover                                           75%               133%               147%                 155%
Net assets at end of period (000 Omitted)                $1,391               $235             $1,022               $1,005

  (S) Effective March 1, 2002, MFS has voluntarily agreed under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to March 1,
      2002, MFS had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                     $(0.29)            $ 0.28              $0.25               $(0.09)
        Ratios (to average net assets):
          Expenses##                                       9.37%              4.13%              4.10%                8.60%+
          Net investment income (loss)                    (3.34)%             2.92%              2.63%               (2.80)+

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and to decrease the ratio of net investment income to average net assets by 0.52%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change.
     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

-------------------------------------------------------------------------------

                                                                PERIOD ENDED
                                                             APRIL 30, 2002*
-------------------------------------------------------------------------------
                                                                     CLASS B
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.03
                                                                      ------

Income from investment operations#(S)(S) -
  Net investment income(S)                                            $ 0.07
  Net realized and unrealized loss on investments and foreign
    currency transactions                                              (0.10)
                                                                      ------
      Total from investment operations                                $(0.03)
                                                                      ------

Less distributions declared to shareholders -
  From net investment income                                          $(0.07)
  In excess of net investment income                                   (0.01)
                                                                      ------
      Total distributions declared to shareholders                    $(0.08)
                                                                      ------
Net asset value - end of period                                       $ 9.92
                                                                      ======
Total return                                                           (0.27)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.61%+
  Net investment income(S)(S)                                           4.49%+
Portfolio turnover                                                        75%
Net assets at end of period (000 Omitted)                               $234

  (S) Effective March 1, 2002, MFS has voluntarily agreed under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.07)
        Ratios (to average net assets):
          Expenses##                                                   10.47%+
          Net investment loss                                          (4.37)%+

(S)(S) As required, effective March 1, 2002, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.52%.
     * For the period from the inception of Class B shares, March 1, 2002, through April 30, 2002.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                             APRIL 30, 2002*
----------------------------------------------------------------------------
                                                                     CLASS C
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.03
                                                                      ------

Income from investment operations#(S)(S) -
  Net investment income(S)                                            $ 0.07
  Net realized and unrealized loss on investments and foreign
    currency transactions                                              (0.10)
                                                                      ------
      Total from investment operations                                $(0.03)
                                                                      ------
Less distributions declared to shareholders -
  From net investment income                                          $(0.07)
  In excess of net investment income                                   (0.01)
                                                                      ------
      Total distributions declared to shareholders                    $(0.08)
                                                                      ------
Net asset value - end of period                                       $ 9.92
                                                                      ======
Total return                                                           (0.27)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.61%+
  Net investment income(S)(S)                                           4.35%+
Portfolio turnover                                                        75%
Net assets at end of period (000 Omitted)                                $13

  (S) Effective March 1, 2002, MFS has voluntarily agreed under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income loss per share and the ratios would have been:
        Net investment loss                                           $(0.07)
        Ratios (to average net assets):
          Expenses##                                                   10.47%+
          Net investment loss                                          (4.51)%+

(S)(S) As required, effective March 1, 2002, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.51%.
     * For the period from the inception of Class C shares, March 1, 2002, through April 30, 2002.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED APRIL 30,                        PERIOD ENDED
                                                   --------------------------------------------------            APRIL 30,
                                                           2002               2001               2000                1999*
--------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 9.84             $ 9.38             $ 9.87               $10.00
                                                         ------             ------             ------               ------
Income from investment operations#(S)(S) -
  Net investment income(S)                               $ 0.59             $ 0.68             $ 0.65               $ 0.19
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.14               0.46              (0.49)               (0.16)
                                                         ------             ------             ------               ------
      Total from investment operations                   $ 0.73             $ 1.14             $ 0.16               $ 0.03
                                                         ------             ------             ------               ------
Less distributions declared to shareholders -
  From net investment income                             $(0.59)            $(0.68)            $(0.65)              $(0.16)
  In excess of net investment income                      (0.06)              --                 --                   --
                                                         ------             ------             ------               ------
      Total distributions declared to
        shareholders                                     $(0.65)            $(0.68)            $(0.65)              $(0.16)
                                                         ------             ------             ------               ------
Net asset value - end of period                          $ 9.92             $ 9.84             $ 9.38               $ 9.87
                                                         ======             ======             ======               ======
Total return(+)                                            7.60%             12.52%              1.72%                0.33%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                               0.13%              0.03%              0.04%                0.27%+
  Net investment income(S)(S)                              5.90%              6.96%              6.80%                5.43%+
Portfolio turnover                                           75%               133%               147%                 155%
Net assets at end of period (000 Omitted)                  $980               $915                 $0+++                $0+++

                                                                           (S)

  (S) Effective March 1, 2002, MFS has voluntarily agreed under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to March 1,
      2002, MFS had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                     $(0.30)            $ 0.28              $0.30               $(0.09)
        Ratios (to average net assets):
          Expenses##                                       8.99%              4.13%              3.75%                8.25%+
          Net investment income (loss)                    (2.96)%             2.86%              3.09%               (2.55)+

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and to decrease the ratio of net investment income to average net assets by 0.52%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change.
     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Investment Grade Bond Fund (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts are listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgaged-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2002, and April 30, 2001, was as follows:

                                       APRIL 30, 2002            APRIL 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $90,645                   $75,844
    Long-term capital gain                       --                       --
                                              -------                   -------
                                              $90,645                   $75,844
    Tax return of capital                        --                       --
                                              -------                   -------
Total distributions declared                  $90,645                   $75,844
                                              =======                   =======

During the year ended April 30, 2002, accumulated distributions in excess of net investment income decreased by $7,324, accumulated net realized loss on investments and foreign currency transactions increased by $7,324 due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                    $ 10,441
          Undistributed long-term capital gain                  --
          Capital loss carryforward                          (9,157)
          Unrealized gain                                    15,118
          Other temporary differences                       (28,568)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Service Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. Effective March 1, 2002, the investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended
April 30, 2002, were 0.10% of average daily net assets on an annualized basis.

Effective March 1, 2002, the fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. Prior to March 1, 2002, the expense reimbursement fee was 0.00% of its average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 2002, aggregate unreimbursed expenses amounted to $31,030. This voluntary reduction in the management fee effective April 30, 2002, may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $917 for the year ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $62 for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 for Class B and Class C shares, for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A, B, or C shares during the year ended April 30, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES         SALES
-----------------------------------------------------------------------------
U.S. government securities                           $1,041,822      $344,769
                                                     ----------      --------
Investments (non-U.S. government securities)         $1,458,802      $702,033
                                                     ----------      --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $2,549,704
                                                                 ----------
Gross unrealized appreciation                                    $   31,838
Gross unrealized depreciation                                       (16,720)
                                                                 ----------
    Net unrealized appreciation                                  $   15,118
                                                                 ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                               YEAR ENDED APRIL 30, 2002     YEAR ENDED APRIL 30, 2001
                                            ----------------------------    --------------------------
                                                 SHARES           AMOUNT        SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                     115,720       $1,159,120        --           $  --
Shares issued to shareholders in
  reinvestment of distributions                   1,488           14,909         6,336          60,841
Shares reacquired                                  (998)         (10,006)      (91,370)       (900,766)
                                               --------       ----------       -------       ---------
    Net increase (decrease)                     116,210       $1,164,023       (85,034)      $(839,925)
                                               ========       ==========       =======       =========

Class B shares
                                             PERIOD ENDED APRIL 30, 2002*
                                            ----------------------------
                                                 SHARES           AMOUNT
------------------------------------------------------------------------
Shares sold                                      23,803       $  235,005
Shares issued to shareholders in
  reinvestment of distributions                      10               94
Shares reacquired                                  (218)          (2,146)
                                               --------       ----------
    Net increase                                 23,595       $  232,953
                                               ========       ==========

Class C shares
                                             PERIOD ENDED APRIL 30, 2002*
                                            ----------------------------
                                                 SHARES           AMOUNT
------------------------------------------------------------------------
Shares sold                                       1,355        $  13,441
Shares issued to shareholders in
  reinvestment of distributions                       3               33
Shares reacquired                                   (10)            (101)
                                               --------       ----------
    Net increase                                  1,348        $  13,373
                                               ========       ==========

Class I shares
                                               YEAR ENDED APRIL 30, 2002     YEAR ENDED APRIL 30, 2001
                                            ----------------------------    --------------------------
                                                 SHARES           AMOUNT        SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                     --              --              91,463      $  900,760
Shares issued to shareholders in
  reinvestment of distributions                   5,785        $  57,950         1,517          14,994
                                               --------       ----------       -------       ---------
    Net increase                                  5,785        $  57,950        92,980      $  915,754
                                               ========       ==========       =======       =========

* For the period from the inception of Class B and C shares, March 1, 2002, through April 30, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2002, was $16. The fund had no borrowings during the year.

(7) Financial Instruments
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to May 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,904 reduction in cost of securities and a corresponding $4,904 increase in net unrealized appreciation, based on securities held by the fund on April 30, 2001.

The effect of this change for the year ended April 30, 2002, was to decrease net investment income by $7,317, increase net unrealized appreciation by $6,962, and decrease net realized losses by $355. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of
MFS Intermediate Investment Grade Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS Intermediate Investment Grade Bond Fund (a portfolio of MFS Series Trust IX (the Trust)) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Investment Grade Bond Fund at April 30, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 6, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2001.
-------------------------------------------------------------------------------

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
Massachusetts Financial Services Company, Chairman       Executive Officer
and Chief Executive Officer
                                                         LAWRENCE T. PERERA (born 06/23/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee                  Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company,
President and Director                                   WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
KEVIN J. PARKE* (born 12/14/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company, Chief          Associates Properties, Inc. (real estate
Investment Officer, Executive Vice President and         investment trust), Director; The Baupost Fund (a
Director                                                 mutual fund), Vice Chairman and Trustee

LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           J. DALE SHERRATT (born 09/23/38) Trustee
Brigham and Women's Hospital, Chief of Cardiac           Insight Resources, Inc. (acquisition planning
Surgery; Harvard Medical School, Professor of            specialists), President; Wellfleet Investments
Surgery                                                  (investor in health care companies), Managing
                                                         General Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Brands, Inc. (disposable consumer products),
Trustee                                                  Director; Cambridge Nutraceuticals (professional
Edmund Gibbons Limited (diversified holding              nutritional products), Chief Executive Officer
company), Chief Executive Officer; Colonial              (until May 2001)
Insurance Company Ltd., Director and Chairman;
Bank of Butterfield, Chairman (until 1997)               ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             WARD SMITH (born 09/13/30) Trustee
Capitol Entertainment Management Company (video          Private investor; Sundstrand Corporation
franchise), Vice Chairman                                (manufacturer of highly engineered products for
                                                         industrial and aerospace applications), Director
J. ATWOOD IVES (born 05/01/36) Trustee                   (until June 1999)
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Senior         President (since September 1996)
Vice President and Associate General Counsel
                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
MARK E. BRADLEY (born 11/23/59) Assistant                Massachusetts Financial Services Company, Senior
Treasurer                                                Vice President
Massachusetts Financial Services Company, Vice
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
James J. Calmas+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

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MFS(R) INTERMEDIATE INVESTMENT                               -------------
GRADE BOND FUND                                                PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             IBF-2  06/02  2.2M